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                                                                    EXHIBIT 23.1



                         Consent of Independent Auditors


The Board of Directors
Global MAINTECH Corporation:

We consent to the use of our report dated March 29, 1999, except as to Note 12 which is as of September 2, 1999, included herein and to the reference to our firm under the heading "Experts" in the prospectus in this Form SB-2 registration statement.


                                        /s/ KPMG LLP


Minneapolis, Minnesota
March 3, 2000